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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                       Date of Report : November 19, 1996
                       (Date of earliest event reported)

                    KAUFMAN AND BROAD HOME CORPORATION
            (Exact name of registrant as specified in its charter)

                                   Delaware
                           (State of Incorporation)

     (Commission File Number)            (IRS Employer Identification No.)
             333-14977                               95-3666267

          10990 Wilshire Boulevard, Los Angeles, California 90024
                 (Address of principal executive offices)

              Registrant's Telephone Number, including area code:
                                (310) 231-4000


ITEM 5.        OTHER EVENTS

               Exhibits are filed herewith in connection with the issuance by Kaufman and Broad Home Corporation (the "Company") of its 9 5/8% Senior Subordinated Notes due 2006 pursuant to Registration Statement
Nos. 333-14977 and 33-50732.

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS


                                   EXHIBITS

Exhibit
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1.4       Form of Purchase Agreement dated as of November 19, 1996,
          between the Company and Merrill Lynch, Pierce, Fenner &
          Smith Incorporated.

4.13 Form of Senior Subordinated Debt Indenture dated as of November 19, 1996 between the Company and SunTrust Bank, Atlanta, as Trustee.

4.14      Form of Senior Subordinated Note.

4.15 Form of Officers' Certificate dated as of November 19, 1996 establishing certain terms of the Company's 9 5/8% Senior Subordinated Notes due 2006.


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 KAUFMAN AND BROAD HOME CORPORATION


                                 By: /s/ Kimberly N. King
                                     -------------------------
                                     Kimberly N. King
                                     Title: Corporate Secretary and
                                            Associate Counsel

Dated:  November 19, 1996
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